UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2008

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-135006) filed by Wells Fargo & Company with the Securities and Exchange Commission. On January 31, 2008, Wells Fargo & Company issued $1,500,000,000 Floating Rate Notes Due January 29, 2010 (the “Floating Rate Notes”) and $3,000,000,000 4.375% Notes Due January 31, 2013 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”). The purpose of this Current Report is to file with the Securities and Exchange Commission the opinion of Jeannine E. Zahn, Esq. regarding the Notes.

(d)	Exhibit

5.1	Opinion of Jeannine E. Zahn, Esq.

23.1	Consent of Jeannine E. Zahn, Esq. (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 31, 2008.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

Index to Exhibits

Exhibit No.	Description	Method of Filing
5.1	Opinion of Jeannine E. Zahn, Esq.	Electronic Transmission

23.1	Consent of Jeannine E. Zahn, Esq. (included as part of Exhibit 5.1)	Electronic Transmission